UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_____________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 21, 2022
Preferred Apartment Communities, Inc.
(Exact Name of Registrant as Specified in its Charter)
Maryland                001-34995                27-1712193
(State or other jurisdiction             (Commission File Number)        (IRS Employer Identification No.)
of incorporation)
3284 Northside Parkway NW, Suite 150, Atlanta, GA 30327
(Address of Principal Executive Offices) (Zip code)

Registrant's telephone number, including area code: (770) 818-4100

Not applicable
(Former Name or Former Address, if Changed Since Last Report)
_______________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[X]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class            Trading Symbol        Name of each exchange on which registered
Common Stock, par value $.01 per share         APTS                 NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On March 21, 2022, Preferred Apartment Communities, Inc. (the “Company”) issued a press release announcing the expiration of the “go-shop” period set forth in the previously announced Agreement and Plan of Merger, dated as of February 16, 2022, by and among Pike Parent LLC, Pike Merger Sub I LLC, Pike Merger Sub II LLC, Pike Merger Sub III LLC, Preferred Apartment Communities Operating Partnership, L.P., PAC Operations, LLC and the Company (the “Merger Agreement”). A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Additional Information and Where to Find It

This Current Report relates to the proposed merger transaction involving the Company. In connection with the proposed merger, the Company will file relevant materials with the Securities and Exchange Commission (the “SEC”), including a proxy statement on Schedule 14A (the “Proxy Statement”). This Current Report is not a substitute for the Proxy Statement or for any other document that the Company may file with the SEC and send to the Company’s stockholders in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

Investors and security holders may obtain a free copy of the Proxy Statement and other documents filed by the Company (when available) at its website, www.pacapts.com under the “Investors” heading by clicking on “SEC Filings” under the “Financials” subheading or at the SEC’s website, www.sec.gov. The Proxy Statement and other relevant documents may also be obtained for free from the Company by directing such request to Preferred Apartment Communities, Inc., to the attention of the Corporate Secretary, 3284 Northside Parkway NW, Suite 150, Atlanta, GA 30327.

Participants in the Solicitation

The Company and its directors and executive officers may be considered participants in the solicitation of proxies with respect to the proposed transaction under the rules of the SEC. Information about the directors and executive officers of the Company, including information regarding their direct and indirect interests, by security holdings or otherwise, in the Company’s securities, is set forth in its Annual Report on Form 10-K for the year ended December 31, 2021, which was filed with the SEC on February 28, 2022, its proxy statement for its 2021 annual meeting of stockholders, which was filed with the SEC on April 15, 2021 and subsequent documents filed with the SEC. Updated information regarding the identity of potential participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will also be included in the Proxy Statement and other relevant materials to be filed with the SEC, including on Form 3, 4 and 5, when they become available. Investors should read the Proxy Statement carefully when it becomes available before making any voting or investment decisions.

Cautionary Statement Regarding Forward Looking Statements

This Current Report includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical fact, are forward-looking statements that contain our current expectations about future results. These forward-looking statements are based on certain assumptions and expectations made by the Company, which reflect our management’s experience, estimates and perception of historical trends, current conditions and anticipated future developments. Such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond the control of the Company, which may cause actual results to differ materially from those implied or anticipated in the forward-looking statements. These risks and uncertainties include, but are not limited to, the following: (i) the timing of the closing of the transaction, including the risks that a condition to closing would not be satisfied within the expected timeframe or at all or that the closing of the transaction will not occur; (ii) the proposed transaction may involve unexpected costs, liabilities or delays; (iii) the Company’s business may suffer as a result of uncertainty surrounding the proposed transaction; (iv) the risk that the proposed transaction disrupts the Company’s current plans and operations or diverts management’s or employees’ attention from ongoing business operations; (v) the risk of potential difficulties with the Company’s ability to retain and hire key personnel and maintain relationships with suppliers and other third parties as a result of the proposed transaction; (vi) the possible failure of the Company to maintain its qualification as a REIT; (vii) stockholder litigation in connection with the proposed transaction may affect the timing or occurrence of the proposed transaction or result in significant costs of defense, indemnification and liability; (viii) the Company may be adversely affected by other economic, business or competitive factors; (ix) the occurrence of any event, change or other circumstances could give rise to the termination of the definitive merger agreement; and (x) other risks to the consummation of the proposed transaction, including the risk that the proposed transaction will not be consummated within the expected time period or at all. When considering these forward-looking statements, you should also keep in mind the risk factors and other cautionary statements found in the Company’s respective filings with the SEC, including its Annual Report on Form 10-K for the year ended December 31, 2021, Quarterly Reports on Form 10-Q, and subsequently filed Current Reports on Form 8-K.

All forward-looking statements, expressed or implied, included in this release are expressly qualified in their entirety by this cautionary statement. This cautionary statement should also be considered in connection with any subsequent written or oral forward-looking statements that we or persons acting on our behalf may issue.

Except as otherwise required by applicable law, the Company disclaims any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date of this release. The Company claims the safe harbor protection for forward looking statements contained in the Private Securities Litigation Reform Act of 1995.

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits.

99.1    Press Release, dated March 21, 2022

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PREFERRED APARTMENT COMMUNITIES, INC. (Registrant)

Date: March 21, 2022	By:	/s/ Jeffrey R. Sprain
Jeffrey R. Sprain
Executive Vice President, General Counsel and Corporate Secretary